UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 2006

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York
(State or other jurisdiction of
incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer
Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act



Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) During 1998, Gordon C. Dewey, the co-founder of The Dewey Electronics Corporation (the "Company"), lent the Company a total of $200,000 pursuant to an unsecured demand note bearing interest at the rate of 9 percent per annum. On June 30, 2006, the Company repaid the demand note payable to Frances D. Dewey, Mr. Dewey's widow.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: July 7, 2006                 /s/ John H. D. Dewey
                                       John H. D. Dewey
                                       President and Chief Executive Officer